UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-04643

Volumetric Fund, Inc.

87 Violet Drive, Pearl River, NY 10965

Jeffrey Gibs

87 Violet Drive, Pearl River, NY 10965

(Name and address of agent for service)

Registrant's telephone number:          845-623-7637

Date of fiscal year end: Dec 31

Date of reporting period: 12/31/2019

Explanatory Note: Added items 2 to 12, cover page and signatures.

Item 1.  Reports to Stockholders.

December 31, 2019

2019

Volumetric Fund, Inc.

  Conservative Equity Growth Fund

Annual Report

IMPORTANT INFORMATION ABOUT ACCESS TO SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of Volumetric Fund’s (the “Fund”) shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund. Instead, the reports will be made available on our website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 800-541-3863 or info@volumetric.com.

However, you may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports and other communications by contacting the Fund at 800-541-3863 or info@volumetric.com.

To Our Shareholders: (Unaudited)

Volumetric Fund’s (“Fund”) net asset value (“NAV)” advanced 20.13% during 2019, closing out the year at $21.41 per share, as adjusted for the distribution. This includes a 5.32% advance in the fourth quarter. In line with Volumetric Fund’s investment objective, “capital growth and secondarily downside protection”, there are continuous allocation changes to the portfolio between stocks and cash (money market investments). The Fund utilizes its proprietary “Internal Asset Allocation” formula to raise cash during negative market conditions and conversely reduce cash during positive market conditions. Therefore, the Fund uses two benchmarks to compare performance. These benchmarks are the S&P 500 Index, for the stock portion of the portfolio, and the CitiGroup 3-Month T–Bill Index for the money market portion of the portfolio. A combination of these benchmarks should be considered when making a comparison. For the year 2019, the S&P 500 Index gained 31.49% and the CitiGroup 3-Month T-Bill Index gained 2.25%.

The Volumetric Index which indicates the value of a $10,000 hypothetical investment in the Fund on January 1, 1979, stood at $368,644 on December 31, 2019. Our compounded annual return, during our 41 years of history, has been 9.20%.

The Fund typically invests in a broadly diversified portfolio of large and mid-cap stocks, although the portfolio may also contain small cap stocks. The Fund’s securities are generally a blend of value and growth stocks.

As indicated on your December 31, 2019 account statement, it was noted that the Fund declared a long-term capital gain distribution of $0.72 per share, to shareholders of record on December 27, 2019.The Fund went ex-dividend on December 30, 2019, and on that day the Fund’s opening NAV was reduced from $22.18 by the $0.72 distribution to $21.46. Your capital gain distribution was reinvested into additional shares, except for cash dividend shareholders.

FOURTH QUARTER PORTFOLIO CHANGES

At year end, December 31, 2019, the Fund’s portfolio held a cash and cash equivalent position (Fidelity Investments Money Market Government Portfolio) of 7.6%.  Currently, we have 64 securities in our portfolio with 58 gainers and 6 losers.  Our average stock in the portfolio has an unrealized gain of 40.97%. Seven of our stocks have more than doubled.  Our best performing percentage gaining stock was Autodesk Inc., a designer of software applications, with a 205.9% unrealized gain at year end. Our worst performing stock was Church & Dwight Co. Inc., a consumer goods company, with a 6.6% unrealized loss, at year end. Our ten leading stocks are shown in the “Top Stocks and Industry Holdings” section.

The following 19 stocks were added to the Fund’s portfolio during the fourth quarter: American Electric Power Company, Inc., Analog Devices Inc., AT&T Inc., Cerner Corp., Church & Dwight Co Inc., Cognizant Technology Solutions Corp., Dish Network Corp. - Class A, Ecolab Inc., Etrade Financial Corp., Fidelity National Information Services Inc., Flowserve Corp., Halliburton Co., Johnson & Johnson, Metlife Inc., Nasdaq Inc., Norfolk Southern Corp., Pfizer Inc., The Bank of New York Mellon Corp., and Varian Medical Systems Inc.

On the sell side, utilizing the guidelines of our “Volume and Range” system, we sold the following 8 stocks from our portfolio: Adobe Systems Inc., Baxter International Inc., Cintas Corp., Corning Inc., CSX Corp., The Walt Disney Co., Tiffany & Co., and Vulcan Materials Co.

TOP STOCKS AND INDUSTRY HOLDINGS (Unaudited)

As of December 31, 2019, our ten greatest unrealized stock percentage gainers and our 10 largest industry holdings are listed below. See “Statement of Net Assets” on pages 5 to 7 for details.

Company	Unrealized Gain (%)	% of Fund's Net Assets	Industry	% of Fund's Net Assets
Autodesk Inc	205.9%	2.6%	Financials	10.1%
HP Inc	185.8%	0.8%	Computer Software	7.8%
FMC Corp	178.1%	2.1%	Electronic Services	7.5%
Microsoft Corp	174.5%	2.3%	Services	6.5%
Visa Inc - Class A	124.0%	2.1%	Chemicals	5.9%
Atmos Energy Corp	120.0%	0.7%	Computers & Semiconductors	5.7%
Waste Connections Inc	107.4%	2.6%	Retail	4.8%
Ametek Inc	96.3%	1.8%	Healthcare	4.5%
Amazon.Com Inc	92.7%	1.8%	Construction	4.3%
Roper Technologies Inc	85.9%	1.7%	Electronics	3.9%
	Total:	18.5%	Total:	61.0%

OTHER NEWS

As mentioned in our Semi-Annual Report, at the Fund’s Annual Meeting on June 6, 2019, shareholders elected all nine nominated directors for their respective terms. The Fund’s shareholders of record, as of the close of business on April 18, 2019, voted 896,757.9501 shares in favor and 8,609.4317 shares against or abstentions to approve this proposal. Furthermore, they approved BBD, LLP, as the Fund’s independent registered public accounting firm for calendar year 2019. The Fund’s shareholders of record, as of the close of business on April 18, 2019, voted 897,837.4388 shares in favor and 7,529.9430 shares against or abstentions to approve this proposal.

The Board of Directors, at their November 20, 2019 meeting, approved the renewal of the Investment Advisory contract between Volumetric Fund, Inc. and Volumetric Advisers, Inc. The Directors discussed various factors that formed the basis for their renewal of the contract: 1) Volumetric Advisers, Inc. uses a proven, proprietary technique for managing the Fund’s portfolio; 2) the Fund’s performance was discussed indicating the quality of service being provided 3) the Fund’s expense ratio was discussed and as indicated in the Prospectus, the management fee decreases on a sliding scale as the Fund’s assets grow.

UPDATE

Volumetric Fund has opened the year 2020 with a strong 5.51% gain, as of February 14th. The Fund’s NAV rallied from its initial opening price of $21.41, as adjusted for distributions, to an all-time record high of $22.59. The stock market has also moved higher, in fact, an all-time record high has been reached for the NYSE Composite Index, Nasdaq Composite Index, Dow Jones Industrials, and the Standard & Poor’s 500. Consequently, utilizing the “Volume and Range” system, we have aggressively reduced our September 30th cash and money market investment position from 18.5% to our current position of 9.4%.

We thank you for your continued trust and confidence. If you are interested in obtaining our prospectus and general information about the Fund please visit our website, volumetric.com.  Also, do not hesitate to call us if you have any questions.

February 18, 2020

Sincerely,

Gabriel J. GibsIrene J. ZawitkowskiJeffrey Gibs

Chair EmeritusChair and CEOPresident

Hypothetical Growth of a $10,000 Investment*

(From December 31, 2009 to December 31, 2019)

(Unaudited)

*The chart represents the historical 10 year performance of a hypothetical investment of $10,000 in Volumetric Fund, S&P 500 Index and CitiGroup 3 Month T-Bill Index. The performance shown above does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.  All distributions and dividends are assumed to be reinvested.  The Standard & Poor’s 500 Index (“S&P 500”), includes 500 leading companies in the U.S. economy. The CitiGroup 3 Month T-Bill Index reflects an average of the last three-month treasury bill issues. Both indexes are unmanaged and their performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Past performance is not predictive of future performance.

Industry Group Weight Percentage

(As a Percentage of Net Assets)

(Unaudited)

12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2.6%
5.9%
2.3%
7.8%
5.7%
4.3%
1.4%
3.0%
7.5%
3.9%
2.5%
4.6%
10.1%
2.8%
4.5%
3.1%
1.1%
1.2%
1.1%
4.8%
6.5%
3.8%
1.9%
7.2%
0.4%
Aerospace & Defense
Chemicals
Communications
Computer Software
Computers and Semiconductors
Construction
Distributors
Electrical Equipment
Electronic Services
Electronics
Energy
ETF (Exchange Traded Fund)
Financials
Food & Beverage
Healthcare
Industrial Conglomerates
Industrial Machinery
Insurance
Personal Products
Retail
Services
Transportation
Utilities
Money Market Gov Fund
Cash & Cash Equivalents

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year)

Years ended December 31	2019	2018	2017	2016	2015

Net asset value, beginning of year	$18.42	$21.02	$19.28	$18.90	$21.81
Income (loss) from investment operations
Net investment loss	(0.03)	(0.09)	(0.09)	(0.10)	(0.14)
Net realized and change in unrealized
gain (loss) on investments	3.74	(2.07)	3.47	2.17	(0.79)
Total from investment operations	3.71	(2.16)	3.38	2.07	(0.93)
Less distributions from:
Net realized gains	(0.72)	(0.44)	(1.64)	(1.69)	(1.98)
Total distributions	(0.72)	(0.44)	(1.64)	(1.69)	(1.98)
Net asset value, end of year	$21.41	$18.42	$21.02	$19.28	$18.90
Total return	20.13%	(10.26%)	17.50%	11.29%	(4.69%)

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$35,178	$30,903	$35,465	$29,638	$26,691
Ratio of expenses to average net assets	1.90%	1.90%	1.91%	1.93%	1.92%
Ratio of net investment loss to average net assets	(0.17%)	(0.43%)	(0.46%)	(0.57%)	(0.70%)
Portfolio turnover rate	60%	71%	92%	87%	82%

VOLUMETRIC FUND, INC.

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

See notes to financial statements

	VOLUMETRIC FUND, INC.
	STATEMENT OF NET ASSETS
	December 31, 2019
Equities: 92.4%
Shares	Company	Value
	Aerospace & Defense -- 2.6%
2,300	General Dynamics Corp	$ 405,605
2,500	L3Harris Technologies Inc	494,675
		900,280
	Chemicals -- 5.9%
2,400	Air Products & Chemicals Inc	563,976
2,100	Ecolab Inc	405,279
7,300	FMC Corp	728,686
17,700	Mosaic Company	383,028
		2,080,969
	Communications -- 2.3%
10,500	AT&T Inc	410,340
11,100	Dish Network Corp - Class A*	393,717
		804,057
	Computer Software -- 7.8%
5,000	Autodesk Inc*	917,300
5,700	Cerner Corp	418,323
5,200	Microsoft Corp	820,040
3,700	Salesforce.com Inc*	601,768
		2,757,431
	Computers and Semiconductors -- 5.7%
3,600	Analog Devices Inc	427,824
2,400	Apple Inc	704,760
9,600	Applied Materials Inc	585,984
14,000	HP Inc	287,700
		2,006,268
	Construction -- 4.3%
6,200	Jacobs Engineering Group Inc	556,946
8,600	Lennar Corp - Class A	479,794
7,300	Owens Corning	475,376
		1,512,116
	Distributors -- 1.4%
14,000	LKQ Corp*	499,800
		499,800
	Electrical Equipment -- 3.0%
6,200	Ametek Inc	618,388
3,200	Varian Medical Systems Inc*	454,432
		1,072,820
	Electronic Services -- 7.5%
3,300	Automatic Data Processing Inc	562,650
3,900	Broadridge Financial Solutions Inc	481,806
3,000	Fidelity National Information Services Inc	417,270
5,200	Paychex Inc	442,312
3,900	Visa Inc - Class A	732,810
		2,636,848
	Electronics -- 3.9%
4,300	Amphenol Corp - Class A	465,389
10,400	Cisco Systems Inc	498,784
7,800	Flir Systems Inc	406,146
		1,370,319

	VOLUMETRIC FUND INC.
	STATEMENT OF NET ASSETS
	December 31, 2019 (Continued)

Shares	Company	Value
	Energy -- 2.5%
3,200	Chevron Corp	$ 385,632
19,800	Halliburton Co	484,506
		870,138
	ETF (Exchange Traded Fund) -- 4.6%
5,000	SPDR S&P 500 Trust	1,609,300
		1,609,300
	Financials -- 10.1%
900	Blackrock Inc	452,430
8,800	Etrade Financial Corp	399,256
4,500	Globe Life Inc	473,625
3,500	JPMorgan Chase & Co	487,900
8,500	Metlife Inc	433,245
4,000	Nasdaq Inc	428,400
26,900	Regions Financial Corp	461,604
8,300	The Bank of New York Mellon Corp	417,739
		3,554,199
	Food & Beverage -- 2.8%
7,400	Coca-Cola Co	409,590
3,300	McCormick & Co Inc (Non-Vtg)	560,109
		969,699
	Healthcare -- 4.5%
7,300	Cardinal Health Inc	369,234
1,200	Cooper Companies Inc	385,548
2,900	Johnson & Johnson	423,023
10,500	Pfizer Inc	411,390
		1,589,195
	Industrial Conglomerates -- 3.1%
2,700	Honeywell International Inc	477,900
1,700	Roper Technologies Inc	602,191
		1,080,091
	Industrial Machinery -- 1.1%
8,100	Flowserve Corp	403,137
		403,137
	Insurance -- 1.2%
3,700	Allstate Corp	416,065
		416,065
	Personal Products -- 1.1%
5,300	Church & Dwight Co Inc	372,802
		372,802
	Retail -- 4.8%
350	Amazon.com Inc*	646,744
2,200	Costco Wholesale Corp	646,624
2,900	Mohawk Industries Inc*	395,502
		1,688,870
	Services -- 6.5%
350	Alphabet Inc - Class A*	468,787
6,400	Cognizant Technology Solutions Corp – Class A	396,928
5,900	Republic Services Inc	528,817
9,900	Waste Connections Inc	898,821
		2,293,353

	VOLUMETRIC FUND INC.
	STATEMENT OF NET ASSETS
	December 31, 2019 (Continued)

Shares	Company	Value
	Transportation -- 3.8%
6,200	Expeditors Int'l of Washington Inc	$ 483,724
2,100	Norfolk Southern Corp	407,673
12,500	Werner Enterprises Inc	454,875
		1,346,272
	Utilities -- 1.9%
4,500	American Electric Power Co Inc	425,295
2,300	Atmos Energy Corp	257,278
		682,573
TOTAL EQUITIES (Cost: $ 23,894,247)		32,516,602
INVESTMENT COMPANY 7.2%
2,537,554 Shares -- Fidelity Investments Money Market
Gov Portfolio - Class I, 1.49%** (Cost: $2,537,554)		2,537,554
TOTAL INVESTMENTS (Cost: $26,431,801): 99.6%		35,054,156
CASH EQUIVALENTS/RECEIVABLE: 0.4%
Cash		79,539
Dividends and Interest Receivable		43,824
TOTAL CASH EQUIVALENTS/ RECEIVABLES		123,363
TOTAL ASSETS		35,177,519
Less Liabilities:		-
NET ASSETS 100.0%		$ 35,177,519
VOLUMETRIC SHARES OUTSTANDING		1,642,735
NET ASSET VALUE, OFFERING & REDEMPTION
PRICE PER SHARE		$21.41

See notes to financial statements
* Non-income producing securities
** Variable Rate Security. The rate presented is as of December 31, 2019.

VOLUMETRIC FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

As of December 31, 2019

1.Significant Accounting Policies

Volumetric Fund, Inc. (the “Fund”) is registered with the Securities and Exchange Commission (the “SEC)” under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company.  The Fund’s investment objective is capital growth. Its secondary objective is downside protection. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The Fund is an investment company that follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 applicable to investment companies.

a)Valuation of Securities: Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are valued at the closing price on the day of valuation. If a market quote is not available, the Fund will value the security at fair market value as determined in good faith by Volumetric Advisers, Inc., as directed by the Board of Directors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires certain disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•Level 1 – quoted prices in active markets for identical securities

•Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

•Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily indications of the risk associated with investing in those securities.

As of December 31, 2019, all the securities held by the Fund were valued using Level 1 inputs. See the Fund’s Statement of Net Assets for a listing of securities valued using Level 1 inputs by security type and industry type, as required by GAAP.

b)Securities Transactions and Investment Income: Realized gains and losses are determined on the identified cost basis which is the same basis used for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recognized on the accrual basis.

c)Federal Income Taxes: The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all the Fund’s taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions taken on Federal and state income tax returns for all open tax years (2016-2018) or expected to be taken during the year ended December 31, 2019 and concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

d)Distributions to Shareholders: It is the Fund’s policy to distribute all net investment income and all net realized gains, in excess of any available capital loss carryovers, at year end. The Board of Directors declared the following distributions.

The tax character of distributions recorded and paid during the years ended December 31, 2019 and 2018 were as follows: Long Term Capital Gains:  2019: $1,145,808, 2018: $721,521.  Ordinary Income: 2019: $0, 2018: $0.

e)Use of Estimates: The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates.

2. Management Fee and Other Transactions with Affiliates

The Fund receives investment management and advisory services under an advisory agreement with Volumetric Advisers, Inc., that provides for fees to be paid at an annual rate of 2.0% of the first $10,000,000 of average daily net assets, 1.9% of the next $15,000,000, 1.8% of net assets from $25 million to $50 million and declining thereafter to 1.5% on net assets over $100,000,000.  The Fund's adviser pays the cost of all management, supervisory and administrative services required in the operation of the Fund.  This includes investment management, fees of the custodian, independent public accountants and legal counsel, remuneration of officers and directors, state registration fees and franchise taxes, shareholder services, including maintenance of the shareholder accounting system, insurance, marketing expenses, shareholder reports, proxy related expenses and transfer agency. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

3. Capital Stock Transactions

At December 31, 2019, there were 4,000,000 shares of $0.01 par value capital stock authorized. Transactions in capital stock were as follows:

4. Purchases and Sales of Investment Securities / Federal Tax Cost Information

For the year ended December 31, 2019, purchases and proceeds from sales of securities were $22,804,089 and $16,909,352, respectively.  At December 31, 2019 the cost of investments for Federal income tax purposes was $26,431,801.  Accumulated net unrealized appreciation on investments was $8,622,355 consisting of $8,697,940 gross unrealized appreciation and $75,585 gross unrealized depreciation.

5. Composition of Net Assets

At December 31, 2019 net assets consisted of:

Net capital paid in on shares of stock…………………………….	$26,555,164
Distributable Earnings ……………………………………………..	8,622,355
Net Assets	$35,177,519

6. Federal Income Tax

As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:

Unrealized appreciation…………………………………………...	$8,622,355
Distributable earnings…………………………………..	$8,622,355

For the year ended December 31, 2019, the Fund recorded the following reclassification, distributable earnings was increased by $61,645 and net capital paid in on shares of stock was decreased by $61,645. Such reclassifications, the result of permanent differences between the financial statements and income tax reporting requirements, have no effect on the Fund’s net assets.

7. Commitments and Contingencies

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The Fund expects the risk of loss to be remote.

8. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years.

9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and the Shareholders

of Volumetric Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Volumetric Fund, Inc. (the “Fund”), as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management.  Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of the Volumetric Fund, Inc. since 2009.

Philadelphia, Pennsylvania

February 24, 2020

PROSPECTUS, PROXY AND PORTFOLIO INFORMATION (Unaudited)

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a current prospectus please call 800-541-3863 or visit www.volumetric.com.

Information is available to shareholders who are interested in the Fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30. This information may be obtained without charge either by calling the Fund’s toll-free number, 800-541-3863, or by visiting the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC, for the first and third quarters of each fiscal year on form N-Q. These forms are available on the Commission’s website at www.sec.gov. This information is also available from the Fund by calling 800-541-3863 or visit www.volumetric.com.

DIRECTORS (Unaudited)

Directors, who are not salaried employees of Volumetric Advisers, Inc. (the “Adviser”), 87 Violet Drive, Pearl River, NY 10965, receive a fee for each Board or committee meeting they attend. Directors’ fees had no effect on the Fund’s expenses and expense ratio since all their fees were paid by the Adviser.  On a yearly basis, the full Board of Directors meet three times and the Independent Directors meet three times. In addition, the Audit Committee meets twice, and the Governance & Nominating committee meets once.

INFORMATION ABOUT YOUR FUND’S EXPENSES

For the six months ended December 31, 2019 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. These Fund expenses are further clarified in this report on page 9, footnote 2.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire semi-annual period, July 1, 2019 – December 31, 2019.

Below are two ways to evaluate your Fund’s costs.

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the six month period, the “Expense Ratio” column shows the period’s annualized expense ratio and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, a $7,000 account value divided by $1,000 = 7.0), then multiply the result by the number given in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, the expense ratio is unchanged. Because the return used is not the Fund’s actual return, the results do not apply to your investment. This sample is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to provide examples of expenses calculated and based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Volumetric Fund does not charge any sales loads, redemption fee, or exchange fees, but these fees may be present in other funds to which you compare our Fund. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only and will not help you to determine the relative total costs of owning different funds.

	Beginning Account Value, 07/01/19	Ending Account Value, 12/31/19*	Net Expense Ratio	Expenses Paid During Period**
Actual	$1,000	$ 1,049.20	1.90%	$ 9.81
Hypothetical 5% Return	$1,000	$ 1,015.63	1.90%	$ 9.65

*The actual total return for the six-month period ended December 31, 2019, was 4.92%.

**Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

GENERAL INFORMATION

INVESTMENT ADVISER and TRANSFER AGENT

Volumetric Advisers, Inc.

87 Violet Drive

Pearl River, NY 10965

CUSTODIAN

U.S. Bank N.A.

615 E Michigan Street

Milwaukee, WI  53202

IRA AND PENSION ACCOUNTS TRUSTEE

Equity Trust Company

1 Equity Trust

Westlake, OH 44145

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP

1835 Market Street, 3rd Floor

Philadelphia, PA 19103

DIRECTORS (Unaudited)

The Directors of the Fund and their ages, positions, addresses and principal occupations during the past five years are set forth below. There is no limit on the length of the term that each director serves. The Fund’s Statement of Additional Information contains additional information about the Directors and is available without charge, upon request, by calling 1-800-541-FUND or visiting www.volumetric.com.

Interested Directors
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Occupation	Number of Portfolios in Fund Complex Overseen by Director	Other Director ships Held by Director during Past Five Years
Jeffrey M. Gibs Volumetric Fund, Inc. 87 Violet Drive Pearl River, NY 10965 info@volumetric.com Age: 53	President, Portfolio Co-Manager, CCO and Director	Annually 2018	President and Portfolio Co-Manager since 2016 and CCO since 2005. Jeffrey was Executive Vice President from 2015 to 2016 and Vice President from 1997 to 2015. He has worked as a consultant to the Fund since 1989. Jeffrey is President of Volumetric Advisers, Inc. He was previously employed by US Bank and AIS (acquired by US Bank), as Vice President of hedge fund accounting and operations (2005 to 2015).	1	None
Irene J. Zawitkowski Volumetric Fund, Inc. 87 Violet Drive Pearl River, NY 10965 info@volumetric.com Age: 66	Chair, CEO, Senior Portfolio Manager and Director	Annually 1978	CEO and Senior Portfolio Manager since 2016 and Chair since June 2018. Ms. Zawitkowski was President and Portfolio Co-Manager from 2003 to 2016 and Executive Vice President of the Fund from inception to 2003. Ms. Zawitkowski is also Executive Vice President of Volumetric Advisers, Inc.	1	None

Independent Directors
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Occupation	Number of Portfolios in Fund Complex Overseen by Director	Other Director- ships Held by Director during Past Five Years
Josef Haupl 9 Grove Place Mountain Lakes, NJ 07046 bod@volumetric.com Age: 75	Director (1)	Annually 2004	Engineering consultant to the chemical industry, since 2002. Previously, Director of Technology of Lurgi PSI, an engineering and construction services company for the chemical industry.	1	None
Alexandre M. Olbrecht, Dr. 7 Main Street, RR 5 Mt. Kisco, NY 10549-3923 bod@volumetric.com Age 41	Director (3)	Annually 2012	Associate Professor of Economics, Anisfield School of Business at Ramapo College of NJ, since 2005. Executive Director of the Eastern Economic Association. He was elected by the Board as the Fund’s Vice Financial Expert.	1	None
Cornelius O’Sullivan 38 South Main Street Pearl River, NY 10965 bod@volumetric.com Age 51	Director (3)	Annually 2017	Proprietor of Neil T. O’Sullivan, CPA, LLC since 2009. Previously Partner, Cherian, O’Sullivan & Tatapudy, LLP, certified public accountants, since 2003. Mr. O’Sullivan started his accounting career with Ernst & Young, LLP certified public accountants.	1	None
Stephen J. Samitt Volumetric Fund, Inc. 87 Violet Drive Pearl River, NY 10965 shareholdercomments @volumetric.com Age: 78	Director (1)(4)	Annually 1996	Stephen Samitt, CPA, LLC, since 2008. Previously, Principal, Briggs Bunting & Dougherty, LLP, a full service public accounting firm, since 1997. He was elected by the Board as the Fund’s Financial Expert.	1	None
Allan A. Samuels Rockland Business Assoc. One Blue Hill Plaza Pearl River, NY 10965 bod@volumetric.com Age: 81	Director (2)	Annually 2007	CEO and President of Rockland Business Association (RBA) since 2001. RBA is a non-profit organization of about 1,000 businesses in Rockland County, NY, for the advancement of its members via public relations, seminars, networking and legislation. He is also Board member of several non-profit and business organizations.	1	None

David L. Seidenberg 29 Shaw Road Woodcliff Lake, NJ 07677 bod@volumetric.com Age: 73	Director (3)	Annually 1983	President, SQ Ventures, LLC, since 2002. Previously, Vice President of Davos Chemical Company from 1972 until 2002.	1	None
Raymond W. Sheridan R. Sheridan Financial, Inc. 19 E. Washington Ave Pearl River, NY 10965 bod@volumetric.com Age: 69	Director (1)	Annually 1995	President, Raymond Sheridan Financial, Inc., insurance and financial services. Vice President and Treasurer of the Fund between 1997 and 2005.	1	None
Non-Director
Officer
Gabriel J. Gibs Volumetric Fund, Inc. 87 Violet Drive Pearl River, NY 10965 info@volumetric.com Age: 83	Chair Emeritus, Portfolio Co-Manager	N/A

Chair Emeritus, Portfolio Co-Manager and Founder of the Fund. Gabriel was Chair from 1978 (inception) to June 2018 and CEO from 1978 (inception) to 2016 and Portfolio Manager from inception to 2003. Mr. Gibs is also the Vice President of Volumetric Advisers, Inc.

				N/A	N/A

(1) Member of the Governance & Nominating Committee; (2) Chair of the Governance & Nominating Committee; (3) Member of the Audit Committee;

(4) Chair of the Audit Committee.

This Page is Intentionally Blank

87 Violet Drive

Pearl River, New York 10965

845-623-7637

800-541-FUND

Ticker: VOLMX

www.volumetric.com

info@volumetric.com

Investment Adviser and

Transfer Agent

Volumetric Advisers, Inc.

Pearl River, New York 10965

Custodian

U.S. Bank N.A.

Milwaukee, Wisconsin 53212

Independent Registered Public

Accounting Firm

BBD, LLP

Philadelphia, Pennsylvania 19103

Board of Directors

Jeffrey M. Gibs

Josef Haupl

Alexandre M. Olbrecht, Dr.

Cornelius O’Sullivan

Stephen J. Samitt

Allan A. Samuels

David L. Seidenberg

Raymond W. Sheridan

Irene J. Zawitkowski, Chair

Officers

Gabriel J. Gibs

   Chair Emeritus, Portfolio Co-Manager

Irene J. Zawitkowski

   Chair, CEO, Senior Portfolio Manager

Jeffrey M. Gibs

   President, Portfolio Co-Manager, CCO

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, 'code of ethics' means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships.

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant.

(3) Compliance with applicable governmental laws, rules, and regulations.

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the Code of Ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.

(e) The Code of Ethics is not posted on Registrant' website; however, the website states how the Code of Ethics may be obtained free of charge upon request.

(f) A copy of the Code of Ethics is attached as an exhibit. You may request a free copy of the Code of Ethics by calling the Fund at 800-541-3863 or writing Volumetric Fund, 87 Violet Drive, Pearl River, New York 10965.

Item 3. Audit Committee Financial Expert.

(a) The Registrant's Board of Directors has determined that Stephen Samitt is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Samitt is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2019 - $18,500

2018 - $18,500

(b)  Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

2019 - None

2018 - None

(c) Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

2019 - $2,000

2018 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d) All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

2019 - None

2018 - None

(e)

(1) Audit Committee's Pre-Approval Policies

The registrant's Audit Committee is required to pre-approve all audit services and non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant's Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

Audit-Related Fees:0%

Tax Fees:0%

All Other Fees:0%

(f) During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2019 - $0

2018 - $0

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments:

(a)Schedule of investments in securities of unaffiliated issuers is included under Item 1.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.

Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

None

Item 11.  Controls and Procedures.

(a) Based on an evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.  Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(c)Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Volumetric Fund, Inc.

By:  /s/ Irene Zawitkowski

Irene Zawitkowski

Chair

Date 2/24/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Irene Zawitkowski

Irene Zawitkowski

CEO

Date 2/24/2020

By:   /s/ Jeffrey Gibs

Jeffrey Gibs

President

Date 2/24/2020